UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

Institutional Floating Rate Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Managers’ Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

The turmoil in the leveraged loan market that we wrote about in our inaugural shareholder report accelerated during the past six months. Investors flocked to securities with federal government backing and shunned lower-quality debt, including leveraged loans and high-yield bonds. The selling pressure far exceeded demand in the asset class, sending prices sharply lower.

Most, if not all, of the loans in which the fund invests will have below investment-grade credit ratings or may not even be rated by a major credit rating agency. These bank loans are called “levered” or “leveraged” loans because the borrowing company often has significantly more debt than equity. However, the Institutional Floating Rate Fund invests in these loans on an unleveraged basis. Normally, the fund will invest the majority of its assets in senior secured floating-rate loans. In the event of a bankruptcy, holders of senior loans should have priority in recovering principal over the company’s subordinated creditors and shareholders. The fund also has the flexibility to invest a small portion of its assets in fixed- or floating-rate unsecured bonds.

Highlights

• Leveraged loans posted large losses in the six months ended November 30, 2008. Selling pressure swamped demand from buyers, driving the prices on leveraged loans to historic lows.

• Your fund could not escape the broad-based decline in the credit markets but easily outperformed its benchmark, the S&P/LSTA Performing Loan Index.

• The portfolio benefited from its focus on conservatively capitalized companies and sector allocation decisions, but the market has priced in a bleak economic outlook for next year, and defaults are likely to rise.

• The independent credit research that is a hallmark of our investment process has helped us avoid most of the pitfalls that have hampered our asset class.

Market Environment and Interest Rates

Economic growth continued to slow over the past six months, and a consensus grew that the U.S. economy was in the midst of its first consumer-led recession since the early 1990s. Job losses mounted over the period and the unemployment rate moved up to 6.7% in November, above its peak during the 2001 recession. Consumer confidence gauges dipped to multi-decade lows, and shoppers tightened their belts. Indications were that retail sales were falling sharply as November ended. Gross domestic product contracted in the third quarter, with consumer spending and after-tax incomes showing particularly large declines.

Problems in the real economy were intertwined with issues in the financials sector, which appeared to be in even greater tumult. Repeating a pattern that has been in place for the past year, problems began in the housing sector and spread quickly outward. The financial earthquake that began in September, as Fannie Mae and Freddie Mac entered conservatorship, was followed by a series of aftershocks: Lehman Brothers filed for bankruptcy, Merrill Lynch agreed to be acquired by Bank of America, Morgan Stanley and Goldman Sachs converted into bank holding companies to raise additional capital, and insurance giant AIG teetered on the brink of failure before being saved by a massive government bailout. Since that time, we have seen governments across the globe enact sweeping bailout packages aimed to strike at the heart of the crisis through direct purchases of distressed assets and bank capital infusions, among other measures. The leveraged loan market, which has generally been less volatile than the rest of the fixed-income market, posted modest losses in the first part of the year and then turned sharply lower in the final two months of the reporting period.

Portfolio Performance

The portfolio returned -19.31% in the six-month period ended November 30, 2008. We were extremely disappointed with these results. Our market has experienced extraordinary volatility this year due to heightened credit market turmoil and the global economic slowdown. Nearly all financial assets posted losses in the reporting period, and we take little solace from having outperformed our benchmark, the S&P/LSTA Performing Loan Index. The fund’s launch 10 months ago coincided with one of the worst periods for the loan market in the history of the asset class.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

The fund’s outperformance was attributable to several factors. First, our portfolio of loans is more conservatively structured than the index. Much of the index is composed of loans originated in 2006 and 2007, a time when many LBOs were being financed. These loans were often highly leveraged and had fewer covenants (causing them to be known as “covenant-lite” loans). More than 75% of the index is composed of these vintage loans, which declined dramatically in 2008’s downturn. Second, the portfolio is concentrated in high-quality sectors, including health care, wireless communications, services, and utilities.

Additionally, we focused on asset-rich companies that are generally less cyclical. For example, health care and utilities tend to hold up relatively well during periods of economic weakness. Also, we prefer to own companies with easy-to-understand valuations because it is important to be able to assess the value of a company’s assets with a high degree of certainty. Finally, we favored shorter-maturity loans, those maturing in 2011 and 2012, and avoided many of the weaker loans sold in 2006 and 2007. This posturing helped our relative performance. When we could, we also bought high-quality 2008 issuance. In most cases, this new supply came from asset-rich companies and had solid covenants, high Libor spreads, and in many cases, Libor floors—in which loans maintain a minimum yield no matter how far the interbank lending rate falls.

The levered loan and the high-yield markets share many common characteristics since most of the same companies issue loans and junk bonds. The loan market started to decline earlier in the year than the high-yield market due to technical pressures such as forced selling by hedge funds to meet redemptions. As shown in the table on page 2, the portfolio’s share price declined $2.24 in the past six months, which was only partially offset by $0.31 of dividend income. Because of the decline in the share price, the portfolio’s dividend yield climbed to 7.9% and the SEC yield surged to double-digits.

The portfolio is largely invested in B, BB, and BB/B rated securities (72% of total net assets). Because the overlap between the high-yield issuers and the leveraged loan issuers is very high, we were able to make use of our existing high-yield research infrastructure and capabilities within our loan product. As shown in the table on page 7, our largest allocations are to health care and wireless communications. We are focused on owning solid companies that generate current income, offer capital appreciation potential, and have sufficient asset protection to ensure a full recovery of principal in the event of a default. One of the current keys to buying loans is their attractive valuations, especially when compared with historical levels. During the period, almost all of our purchases were made in loans trading well below par value.

Our two largest purchases during the period were Wrigley and the Weather Channel. Chicago-based Wrigley is the world leader in chewing gum sales. It has factories around the globe and markets its products in more than 150 countries. Wrigley’s was the target of a leveraged buyout earlier this year, purchased by Warren Buffett’s Berkshire Hathaway and Mars, Inc., controlled by the Morris family. Therefore, we feel we have solid ownership behind us. Similarly, like most 2008 new issues, the deal has strong covenants and a Libor floor. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The Weather Channel deal was also consummated in 2008. The loan was priced attractively with a 4% Libor spread and a 3% Libor floor. Like Wrigley’s, the deal was backed by strong sponsors, GE and Blackstone Group. We view the holding as defensive because they have a solid subscription-based revenue stream and their advertising revenues are more stable than their peers’—their content is primarily viewed in real time (viewers typically do not TiVo the Weather Channel).

Our largest sector addition during the reporting period was to food/tobacco, which now represents 6% of the portfolio, up from 1% six months ago. The increase was largely due to our previously mentioned purchase of Wrigley’s and a new position in Pinnacle Foods, the maker of Aunt Jemima and Swanson products. Our analysts have become more bullish on packaged foods based on its defensive nature. We think the company has a stable business model and should weather these tough economic times favorably.

Health care and wireless communications remained our largest sector allocations. We added to our position in Alltel, which is now our largest holding. Throughout the past six months, we bought Alltel in the low 90s (at about 10% below par value) based on the thesis that a takeout by Verizon would be completed by early 2009. When the deal goes through, we expect to reap about 10% in appreciation plus the current income.

Within the health care segment, HCA, the largest for-profit hospital in the country, and HealthSouth, one of the nation’s largest providers of inpatient rehabilitative services, are our two largest positions. HCA has a Term Loan A within its capital structure, which amortizes more quickly than traditional loans. Term Loan A securities have mandatory prepayments every year; the loan agreement stipulates that a percentage of the loan must be repaid at par each quarter (usually 5% to 10% annually). The remaining balance of the loan is payable at par at maturity. With the loan market currently priced at less than 70% of par, we are able to earn accelerated capital appreciation, which enhances our returns. The HCA Term Loan A, currently priced at 78% of par, includes a 3% quarterly payment at par.

Avoiding over-levered capital structures and being positioned defensively, in both credit and sector selection, aided our good relative results. In fact, sector allocation decisions in wireless communications, automotive, health care, and publishing generated significant relative performance contributions. We were overweight in wireless and health care, while maintaining an underweight in several of the poorer-performing sectors, including autos and publishing. For example, the publishing segment declined 40% and represents 6% of the benchmark. Although our holdings also declined sharply, we held less than 1% in the portfolio. We had no exposure in many of the weakest segments, including newspaper companies, textiles, and building products. Similarly, we were significantly underweight in retail.

In the financials and consumer products sectors, security selection detracted, but was somewhat offset by our significant underweight allocation. The gaming sector also produced disappointing relative performance. Our holdings in MGM, Las Vegas Sands, and Harrah’s Entertainment traded off significantly during the year as the consumer-led recession hurt even the normally resilient gaming companies.

The energy sector was our largest relative performance detractor. In the last three months, investors did not discriminate between high-quality industries and the more cyclical and speculative segments. Prior to September, energy was the most resilient sector of the economy, but oil prices dropped from approximately $150 per barrel to $50 per barrel. We have faith in the industry’s longer-term potential, however, because we believe that demand for oil and gas will remain strong.

Utilities were also relatively resilient earlier in the year. However, Energy Future Holdings (formerly known as TXU or Texas Utilities), which is our largest utilities holding, traded down substantially on fundamental concerns surrounding margins, as well as technical issues, due to the loan’s size in the market. Similarly, Freeport-McMoRan Copper & Gold, which was upgraded to investment grade (BBB from BB) this year, was pummeled as commodity prices trended substantially lower.

Default Outlook

Balance sheets that have too much debt must be “right-sized.” Our society has borrowed recklessly over the last decade—whether it was individuals getting mortgages for houses they couldn’t afford, financial institutions leveraging their balance sheets to generate additional profits, or corporations borrowing for leveraged buyouts. We now face a period of massive deleveraging. This process is going to be very painful for our market. Many companies will default and then reorganize. However, if things don’t go well, reorganizations can turn into liquidations. In that scenario, the recovery values for investors could be dramatically less.

One of the largest near-term hurdles we see for our market is the lack of debtor-in-possession (DIP) financing. Because banks are so stressed about their liquidity issues—effectively in bunker mode—they are not willing to provide DIP funding for companies with working capital needs in bankruptcy. We fear some companies that shouldn’t need to liquidate may end up doing so in this environment. The market seems to be pricing in the worst-case scenario, and we think valuations have become compelling. After all, not all the companies will go bankrupt; indeed, the majority will survive.

Outlook

Simply put, we expect the economy to be challenged for the next six to nine months. Layoffs will accelerate, leaving strained consumers even more damaged. Home values and investments have plummeted. Americans historically have financed their major purchases, but today, borrowing has become much more difficult. Banks are reining in loans, credit card companies are shutting out borrowers, and the psychological impact of this crisis on consumers is severe.

Although we can’t be sure when the economy will start to recover, we think it will turn for the better in 2009. We feel there is solid relative value in the loan market compared with the rest of the fixed-income universe. The average recovery rate for defaulted loans in our market historically has been 70%. The average price in the loan market at the end of the reporting period was 68%. While recoveries may be lower during this cycle, we believe this is a very good risk/reward scenario.

Additionally, although floating rates will certainly remain low for a while, they are going to trend up with the economic recovery as inflation concerns resume. Our loans typically reset their rates every three months and, therefore, we should participate fully when interest rates begin to rise. We feel this asset class is set up to weather the rest of the ongoing financial hurricane. Given the shape of the economy, we believe that the top of the capital structure is the most prudent place to be.

In closing, the independence and diligence of our credit research team is a hallmark of our investment process. It has helped us avoid some of the pitfalls that have hampered our asset class and the credit markets. We appreciate your confidence, and we thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

Justin T. Gerbereux
Investment Advisory Committee member

Paul M. Massaro
Investment Advisory Committee member

December 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating-Rate Loan Funds

Floating-rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

30-day dividend yield: Dividends earned for the last 30 days of the period indicated are annualized and divided by the fund’s net asset value at the end of the period.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

London Interbank Offered Rate (Libor): The interest rate at which banks loan money to each other on the London wholesale market, which is also known as the interbank market.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2008
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2008 (Unaudited)
($000s, except shares and per share amounts)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
($000s)
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
($000s)
(Unaudited)

6 Months Ended 11/30/08	1/31/08 Through 5/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 20,965	$ 7,365
Net realized gain (loss)	(7,785)	1,399
Change in net unrealized gain (loss)	(150,351)	9,648
Increase (decrease) in net assets from operations	(137,171)	18,412
Distributions to shareholders		
Net investment income	(20,965)	(7,365)
Capital share transactions*		
Shares sold	216,618	513,064
Distributions reinvested	20,879	7,451
Shares redeemed	(177)	(5,608)
Increase in net assets from capital share transactions	237,320	514,907
Net Assets		
Increase during period	79,184	525,954
Beginning of period	525,954	–
End of period	**$ 605,138**	**$ 525,954**
Undistributed net investment income	1	1
*Share information		
Shares sold	22,207	51,402
Distributions reinvested	2,273	735
Shares redeemed	(21)	(556)
Increase in shares outstanding	24,459	51,581

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2008 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on January 31, 2008. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2008, approximately 76% of the fund’s net assets were invested, directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $349,762,000 and $141,558,000, respectively, for the six months ended November 30, 2008. Purchases and sales of U.S. government securities aggregated $3,131,000 and $0, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

At November 30, 2008, the cost of investments for federal income tax purposes was $797,982,000. Net unrealized loss aggregated $140,703,000 at period-end, of which $153,000 related to appreciated investments and $140,856,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2008, approximately 23% of the fund’s outstanding shares were held by T. Rowe Price funds.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009